Loans (Details 10) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Accretable yield, or income expected to be collected on purchased loans
Beginning balance	$ 128	$ 193
New loans purchased	0	0
Reclassification from nonaccretable yield	2	7
Accretion of income	(57)	(69)
Disposals	0	(3)
Ending balance	$ 73	$ 128